UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2016

PacWest Bancorp

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36408 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California (Address of Principal Executive Office)	90212 (Zip Code)

(310) 887-8500
(Registrant’s telephone number, including area code)

10250 Constellation Blvd., Suite 1640
Los Angeles, CA 90067

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On January 11, 2016, the Company relocated its principal executive office to 9701 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212. In addition, the main branch of the Company’s wholly owned subsidiary, Pacific Western Bank, was relocated to 9701 Wilshire Blvd., Suite 101, Beverly Hills, CA  90212 on the same date.  The Company and Pacific Western Bank no longer have any operations at 10250 Constellation Blvd., Suite 1640, Los Angeles, CA  90067.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: January 12, 2016	By:	/s/ Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President

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